 As filed with the Securities and Exchange Commission on December 22, 1998
                                                     Registration No. 333-_____

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    Form S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       ----------------------------------


                          BEAUTICONTROL COSMETICS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                 75-2036343
  (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

           2121 Midway Road                             75006
           Carrollton, Texas                          (Zip Code)
(Address of Principal Executive Offices)


                         1998 SPECIAL STOCK OPTION PLAN
                            (Full title of the plan)

                       ----------------------------------


                                RICHARD W. HEATH
                                    President
                          BeautiControl Cosmetics, Inc.
                                2121 Midway Road
                             Carrollton, Texas 75006
                                 (972) 458-0601


 (Name, address and telephone number, including area code, of agent for service)


                                    Copy to:

                                  DAVID H. ODEN
                            Haynes and Boone, L.L.P.
                             3100 NationsBank Plaza
                               Dallas, Texas 75202
                                 (214) 651-5000


                         CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                              Proposed              Proposed
       Title of Securities               Amount           Maximum Offering     Maximum Aggregate        Amount of
        To Be Registered            To Be Registered     Price per Share(1)    Offering Price(1)   Registration Fee(1)
-----------------------------------------------------------------------------------------------------------------------
Common Stock,                            59,000               $5 11/16              $335,563               $94
$.10 par value.............
=======================================================================================================================

(1) Estimated pursuant to Rule 457(h)(1) solely for the purpose of calculating the registration fee, based the average of the high and low price of the Common Stock, as reported on the NASDAQ National Market, on December 18, 1998.

===============================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated herein by reference:

         (a)      The Registrant's latest annual report filed pursuant to
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

         (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since the end of the fiscal year covered by the annual report referred to in (a) above.

         (c) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A as filed with the Commission on April 21, 1986.

         (d) All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant is empowered by Section 145 of the Delaware General Corporation Law, subject to the procedures and limitations stated therein, to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative by reason of the fact that the person is or was an officer, employee, agent or director of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The Registrant may indemnify any such person against expenses (including attorneys' fees) in an action by or in right of the Registrant under the same conditions, except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to the Registrant. To the extent such person is successful on the merits or otherwise in the defense of any action referred to above, the Registrant must indemnify the person against the expenses that the person actually and reasonably incurred in connection therewith.

         The Registrant's Certificate of Incorporation provides that, to the fullest extent permitted by the Delaware General Corporation Law, a director of the Registrant shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director.



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

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         Exhibit No.                                 Exhibit

             3.1 Restated Certificate of Incorporation dated February 22, 1986 (incorporated here by reference to Exhibit
                           3.1 of the Registrant's registration statement on Form S-8, No. 333-17479, filed with the Securities and Exchange Commission on December 9, 1996 (the "1996 S-8")).

             3.2 Certificate of Amendment to Restated Certificate of Incorporation dated April 7, 1987 (incorporated here by reference to Exhibit 3.2 of the 1996 S-8).

             3.3 Certificate of Amendment to Restated Certificate of Incorporation dated April 3, 1992 (incorporated here by reference to Exhibit 3.3 of the 1996 S-8).

             3.4 By-laws of the Registrant as amended on March 21, 1991 (incorporated here by reference to Exhibit 3.4 of the 1996 S-8).

             5.1           Opinion of Haynes and Boone.

            23.1           Consent of Ernst & Young LLP.

            23.2           Consent of Grant Thornton.

            23.3           Consent of Haynes and Boone (included in Exhibit
                           5.1).

            24.1 Power of Attorney of the directors (included on the signature page of this registration statement).

            99.1           BeautiControl Cosmetics, Inc. 1998 Special Stock
                           Option Plan.


ITEM 9.  UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                         (i) to include any prospectus required by
                  Section 10(a)(3) of the Securities Act of 1933;

                        (ii) to reflect in the prospectus any facts or events
                  arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

                       (iii) to include any material information with respect to
                  the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement.



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

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 17, 1998.

                                    BEAUTICONTROL COSMETICS, INC.


                                    By:  /s/ RICHARD W. HEATH
                                         ----------------------------------
                                         Richard W. Heath
                                         President and Chief Executive Officer


         KNOW ALL BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Richard W. Heath and M. Douglas Tucker, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute, and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to this registration statement on Form S-8 under the Securities Act of 1933, including any amendment or amendments relating thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                     Signature                                     Title                              Date
/s/ JINGER L. HEATH                                  Chairman of the Board                   December 17, 1998
-------------------------------------------------       and Director
Jinger L. Heath

/s/ RICHARD W. HEATH                                 President, Chief Executive              December 17, 1998
-------------------------------------------------       Officer and Director
Richard W. Heath

/s/ J. ROBERT WARD-BURNS                             Executive Vice President,               December 17, 1998
-------------------------------------------------    Chief Operating Officer,
J. Robert Ward-Burns                                 and Director



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

/s/ M. DOUGLAS TUCKER                                Senior Vice President - Finance
-------------------------------------------------    and Chief Financial Officer             December 17, 1998
M. Douglas Tucker                                    (Principal Financial
                                                     and Accounting Officer)

/s/ CHARLES M. DIKER                                 Director                                December 17, 1998
-------------------------------------------------
Charles M. Diker


/s/ ROBERT S. FOLSOM                                 Director                                December 17, 1998
-------------------------------------------------
Robert S. Folsom

/s/ JOSEPH M. HAGGAR, III                            Director                                December 17, 1998
-------------------------------------------------
Joseph M. Haggar, III

/s/ DENISE ILITCH                                    Director                                December 17, 1998
Denise Ilitch

/s/ A. STARKE TAYLOR, JR.                            Director                                December 17, 1998
-------------------------------------------------
A. Starke Taylor, Jr.

/s/ JOEL T. WILLIAMS, JR.                            Director                                December 17, 1998
-------------------------------------------------
Joel T. Williams, Jr.



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

                                INDEX TO EXHIBITS

Exhibit
  No.         Exhibit
-------       -------
    3.1       Restated Certificate of Incorporation dated February 22, 1986
              (incorporated here by reference to Exhibit 3.1 of the Registrant's registration statement on Form S-8, No. 333-17479, filed with the
              Securities and Exchange Commission on December 9, 1996).

    3.2 Certificate of Amendment to Restated Certificate of Incorporation dated April 7, 1987 (incorporated here by reference to Exhibit 3.1 of the Registrant's registration statement on Form S-8, No.
              333-17479, filed with the Securities and Exchange Commission on December 9, 1996).

    3.3 Certificate of Amendment to Restated Certificate of Incorporation dated April 3, 1992 (incorporated here by reference to Exhibit 3.1 of the Registrant's registration statement on Form S-8, No.
              333-17479, filed with the Securities and Exchange Commission on December 9, 1996).

    3.4       By-laws of the Registrant as amended on March 21, 1991
              (incorporated here by reference to Exhibit 3.1 of the Registrant's registration statement on Form S-8, No. 333-17479, filed with the Securities and Exchange Commission on December 9, 1996).

    5.1       Opinion of Haynes and Boone.

   23.1       Consent of Ernst & Young LLP.

   23.2       Consent of Grant Thornton.

   23.3       Consent of Haynes and Boone (included in Exhibit 5.1).

   24.1 Power of Attorney of the directors (included on the signature page of this registration statement).

   99.1       BeautiControl Cosmetics, Inc. 1998 Special Stock Option Plan.



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